November 1, 2016

Summary
Prospectus

Victory CEMP Long/Short Strategy Fund

Class A	CHLAX
Class C	CHLCX
Class I	CHLIX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CEMPFundLiterature.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

CEMPFunds.com
800-539-FUND
(800-539-3863)

CEMP Long/Short Strategy Fund Summary

Investment Objective

The Fund's objective is capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 33 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.80%	1.31%	0.66%
Total Annual Fund Operating Expenses	2.20%	3.46%	1.81%
Fee Waivers and Expense Reimbursement[3]	(0.75)%	(1.26)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.45%	2.20%	1.20%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page of the Prospectus.

2  The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.45%, 2.20%, and 1.20% of the Fund's Class A, Class C and Class I shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of: (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,156	$1,622	$2,908
Class C (If you sell your shares at the end of the period.)	$323	$945	$1,690	$3,655
Class I	$122	$510	$923	$2,076

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$223	$945	$1,690	$3,655

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing long or short in a portfolio of equity securities of U.S. companies. The Fund defines equity securities to include common stock, futures on common stock or stock indices, options on common stock, and investment companies or other entities, including limited partnerships and limited liability companies ("Underlying Funds"), that invest primarily in equity securities.

The Fund's Adviser uses a proprietary model to determine whether to be long or short in certain equities, industries, sectors, countries or other parts of the equity markets. The Adviser uses the model to attempt to achieve a lower correlation and volatility to the broader equity markets compared to traditional long-only strategies. The Adviser seeks to achieve a significant portion of the upside when equity markets are rising and not participate fully when equity markets decline.

The Fund will take a short position in a security or an index using one of the following investment techniques:

  selling the security or index short on the open market,
  entering into a short futures contract buying a put option on a security, index or futures contract, selling a call option on a security, index or futures contract, or entering into a derivatives contract that provides the economic equivalent of a short sale.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.
  Futures Contracts Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.
  Leverage Risk. Using derivatives to increase the Fund's long exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date the Fund sells the short position and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.
  Underlying Funds Risk. An Underlying Fund may not achieve its investment objective. Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at CompassEMPFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest	5.67% (quarter ended March 31, 2013)
Lowest	-3.32% (quarter ended September 30, 2015)

  The year-to-date total return of the Fund's Class A shares as of September 30, 2016 was 4.62%.

Average Annual Total Returns (For the periods ended 12/31/15)	1 Year	Since Inception (11/19/2012)
Class A returns before taxes	-7.25%	1.57%
Class A returns after taxes on distributions	-8.68%	1.03%
Class A returns after taxes on distributions and sale of fund shares	-3.85%	1.01%
Class C returns before taxes	-3.17%	2.65%
Class I returns before taxes	-1.19%	3.85%
S&P 500 Index reflects no deduction for fees, expenses or taxes[1]	1.38%	15.67%[2]

1  The Fund has selected the S&P 500 Index in replacement of the Barclay Equity Long/Short Index because the portfolio manager believes the S&P 500 Index is a more appropriate index for comparative purposes given the Fund's investment objective.

2  The performance of the S&P Index 500 is from November 30, 2012 to December 31, 2015.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's CEMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is the Chief Investment Officer of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

David Hallum is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

Dan Banaszak is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

Alex Pazdan is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

Rob Bateman is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

CEMP-LSS-SUMPRO (11/16)